SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

November 25, 2014

Date of Report (Date of Earliest Event Reported)

EFH Group, Inc.

(formerly Twentyfour/seven Ventures, Inc.)

 (Exact name of registrant as specified in its charter)

Colorado	000-55175	20-8594615
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

132 W. 11th Avenue, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

(720) 266-6996

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 25, 2014, the registrant purchased substantially all of the assets of EFH Group, Inc., a Wyoming corporation.  The assets consist of various trademarks and license rights, rights to computer programming code and other intellectual property.  The registrant believes such rights will advance its strategic business goals.  Prior to the purchase, the registrant engaged an independent expert to appraise the assets.  Based on the asset appraisal, the assets will be held on the balance sheet at value of $157,500,000.  The registrant issued a total of 52,173,000 restricted common shares and 5,797,000 restricted Class B common shares as consideration for the EFH Group asset purchase.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the above described asset purchase, the registrant issued the following securities:

Name

Securities Issued

EFH Group, Inc.*, a Wyoming corporation

52,173,000 restricted common shares

5,797,000 restricted Class B common shares

*Mr. C. Daniels is beneficial owner of shares that account for more than 65% of all votes that may be cast in any shareholder vote.

The common shares and Class B common shares were issued pursuant to an exemption from registration under Rule 4(a)(2) to sophisticated investors.

Item 5.01 Changes in Control of Registrant.

See Item 2.01 and 3.02 above

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the asset purchase described above, Robert M. Copley, Jr. Chief Executive Officer, President, Treasurer and Chairman of the Board, Danielle Abrahams, Corporate Secretary and Director, and Robert M. Copley, Sr., Richard Harmon and Steven Rickett, directors of the registrant, submitted their resignation from all positions, which will be effective ten days after the mailing of the Information Statement to stockholders of the registrant or December 6, 2014.  On November 25, 2014, Stanley H. Rumbough, Christopher Daniels, John Daniels and Craig Marshak were appointed as directors of the registrant.  Mr. Rumbough shall serve as Chairman of the Board of Directors and Mr. Daniels shall service as executive co-chairman of the Board of Directors.

Also effective, the following individuals were appointed as officers of the registrant and of its wholly-owned operating subsidiary, EFH Financial Corp. (“EFHFC”).

Name

Position

Christopher Daniels

Chief Executive

Lance Diamond

Chief Financial Officer

Dennis White

President of EFHFC

John Daniels

Managing Director of EFHFC

Craig Marshak

Senior Managing Director of EFHFC

Christopher Daniels. He has over twenty years of experience in financial services.  He has been an executive with EFH Group, Inc. (WY) since 2012. Prior to that, he was a managing director with Houlihan Smith. Prior to 2006, he was president of Ascend Financial services. Prior to 2000, he held various positions in with several financial services firms involving investment banking and capital markets activities. He is a director of EFH Global Holdings, Inc. and First National Boston Corp.  He received a bachelor’s degree from Hamilton College in 1985, an MBA from Cornell University in 1989 and a master’s degree from Harvard University in 2011.

Lance Diamond has over twenty years of experience in accounting, auditing and finance.  Since 2004 he has been a executive director and a principal with Impacct LLC, an accounting services firm.  Prior to 2004, Lance Diamond spent the previous 4 years leading the finance departments of emerging small and mid-size companies.  Mr. Diamond served as CFO of Crunch Fitness, which was purchased by publicly-traded Bally's Fitness. Lance began his career at Ernst & Young.  He received a degree in accounting from the University Of Michigan Ross School Of Business Administration in 1994 and passed his CPA certification in 1995.

Dennis White has been a director of the registrant since August 29, 2014.  He has over twenty years of experience in financial services.  Since 2006, he has been an executive with DRW & Associates, an entity engaged in strategic consulting.  From 1999 to 2005, he was a managing director of Atlanta Sosnoff, an investment company managing $6 billion in assets. Prior to that, he held various executive positions with Citigroup serving as national director of marketing and as director of the portfolio management group for the investment consulting that managed or advised on $200 billion of client assets.  He is a graduate of Gannon University in 1965 and earned a post-graduate certificate in investment management from the Wharton School at the University of Pennsylvania in 1994.

Stanley H. Rumbough.   He is our chairman.  Since 2012 has been a director of EFH Group, Inc. (WY).  For the prior twenty years, Mr. Rumbough has been a philanthropist, a collector of fine art and is a photographer. He was a lieutenant in the US Marine Corp on active duty from 1970 to 1974 and inactive duty until he retired from service in 1978 with the rank of Captain. He received a bachelor’s degree from University of Denver in 1970 and received an MBA from Columbia University in 1976.

John Daniels. He has over twenty years of experience in financial services.  He is managing director and head of research.  Since 2012, he has been a managing director at EFH Group, Inc. and a director since 2013.  From 2008 to 2010 he was a business consultant.  Prior to 2007 he was a managing director at Ascend Financial Services. For the fifteen years prior to that he held various roles in fixed income research at major global investment banks, specifically Dillon Reade, Prudential Securities and Shearson Lehman Brothers. He received a bachelor’s degree from Columbia University in 1999.

Craig Marshak. He has over twenty years of experience in financial services.  From 2010 to 2014, he was a founding partner of Israel Venture Partners, and a Managing Director at Cross Point Capital Advisors. From 2007 to 2010, Mr. Marshak headed the London office of Trafalgar Capital. Prior to that, he was a managing director and co-head of Nomura merchant banking technology growth fund. Prior to that, he was a managing director at Robertson Stephens. Prior to that he was an executive at Wertheim Schroder and its affiliates in New York and London.  He commenced his Wall Street career at Morgan Stanley.  He received his bachelor’s degree from Duke University in 1981, and a JD from Harvard Law School in 1985.

There are no arrangements or understandings between the new directors and any other persons pursuant to which they were selected as a director.  The directors have not been appointed to any committees of the Board of Directors.

There are no material plans, contract, or arrangement to which the director is a party or in which they participate that is entered into or material amendments in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan contract or arrangement in connection with any such event.

The registrant has not yet entered into any compensatory arrangements with any of the newly appointed officers or directors.

Other than disclosed herein, there have not been any transactions between the newly appointed officers and directors and any related person with the registrant.

Item 8.01  Other Events

Liberty Ventures, Inc. was incorporated in the State of Colorado on November 16, 2014.  It was formed pursuant to a resolution of the board of directors of the registrant as a wholly owned subsidiary of that company, a publicly traded Colorado corporation.  On November 23, 2014, the assets and liabilities of the registrant were contributed at book value to Liberty Ventures, Inc. and the registrant approved a spin-off of this subsidiary to its shareholders.  The spin-off was approved in contemplation of the asset purchase described above and the subsequent change of control.  The common shares to be transferred are being held in escrow with J.M. Walker & Associates, Attorneys At Law until all regulatory requirements have been met.

The registrant has engaged two investment banks to act as co-agent for a private placement of securities.

Item 9.01 Financial Statements and Exhibits

(a)

None

(b)

Asset Purchase Agreement dated November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EFH Group, Inc.

By:      /s/ Robert M. Copley, Jr.

Dated:

November 26, 2014

Robert M. Copley, Jr.

Chief Executive Officer